UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 30, 2007
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
BLUE NILE, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-50763	91-1963165
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
705 FIFTH AVENUE SOUTH, SUITE 900, SEATTLE, WASHINGTON, 98104
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)
(206) 336-6700
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE
N/A
(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02 (b) Election of Directors
On October 30, 2007, on recommendation by the Company’s Nominating and Corporate Governance Committee, the Board of Directors appointed Michael Potter and Steve Scheid to the Company’s Board of Directors. With the addition of these two new independent directors, the size of the Board of Directors increased to eight directors. Potter and Scheid were appointed as Class II directors and will stand for re-election by a vote of stockholders at our 2009 annual meeting of stockholders. The Company has not yet determined which committees of the Board of Directors that Potter and Scheid will join.
Potter, 46, served as the Chairman and Chief Executive Officer of Big Lots, Inc., a Fortune 500 retailer, from June 2000 to June 2005. Prior to serving as the Chief Executive Officer, Potter served in various capacities at Big Lots, including the role of Chief Financial Officer. Prior to Big Lots, Potter held various positions at The Limited, Inc., May Department Stores, and Meier & Frank.
Scheid, 54, currently serves as the Chairman of the Board of Janus Capital Group, Inc. (“Janus”). From April 2004 until December 2005, Scheid served as Chief Executive Officer and Chairman of the Board of Janus. Scheid joined the Janus Board in December 2002 and was appointed Chairman in January 2004. Scheid served as Vice Chairman of The Charles Schwab Corporation and President of Schwab’s retail group from 2000 to 2002. Prior thereto, Scheid headed Schwab’s financial products and services group and was the firm’s Chief Financial Officer from 1996 through 1999. From 2001 to 2002, Scheid served on the Federal Advisory Council, which provides oversight to the Federal Reserve Board in Washington, D.C.
Potter and Scheid will receive the same compensation as the other non-employee directors. This compensation consists of:
▪	an annual retainer of $30,000 cash compensation annually, which the director may elect to receive in stock in lieu of cash;

▪	$3,000 for serving on any committee of the Board of Directors;

▪	an initial option to purchase 11,250 shares of the Company’s common stock, which vests with respect to 1/30th of the shares subject to the grant for the first 12 months following the date of grant and 1/60th of the shares subject to the grant for the subsequent 36 months; and

▪	an annual option to purchase 2,250 shares of the Company’s common stock (or a prorated amount of such number to account for any whole calendar quarters in the prior year that the director did not serve on the Board of Directors) on the date following each annual meeting of stockholders, which vests monthly for one year.
A copy of the press release announcing Potter and Scheid’s election is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press Release dated November 1, 2007 announcing the appointment of two new Board members

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE NILE, INC.
By:	/s/ Diane M. Irvine
Diane M. Irvine
President

Dated: November 2, 2007